SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS GNMA Fund

The following information replaces the existing similar disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus and the summary section of the fund’s prospectus.
James Kole, CFA, Director and Senior Portfolio Manager. Lead Portfolio Manager of the fund. Began managing the fund in 2024.
Thomas J. Sweeney, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Vikram Saxena, FRM, Vice President and Portfolio Manager. Portfolio Manager of the fund. Began managing the fund in 2026.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
James Kole, CFA, Director and Senior Portfolio Manager. Lead Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2022 with 15 years of industry experience. Prior to his current role, he worked as a trader on the Agency Mortgage-Backed Securities (“Agency MBS”) team and also as a Portfolio Manager for Institutional accounts. Before joining DWS, he was a Director within Sales and Trading at Stifel Nicolaus, focusing on Agency MBS. Prior to that role, he worked at Barclays Capital in numerous roles which also focused on Agency MBS.
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Senior Portfolio Manager, Fixed Income: New York.
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BS in Psychology, Montclair State University.
Thomas J. Sweeney, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
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Portfolio Manager / Structured Finance Sector Head: New York.
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BS in Computer Science, Rutgers College.
Vikram Saxena, FRM, Vice President and Portfolio Manager. Portfolio Manager of the fund. Began managing the fund in 2026.
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Joined DWS in 2023 with 12 years of industry experience. Prior to his current role, he worked as a trader on the Agency Mortgage-Backed Securities (“Agency MBS”) team. Before joining DWS, he was a Vice President at StoneX Group Inc., focusing on CMO structuring. Prior to that role, he worked as a Market Risk Manager before moving over to work as an Agency MBS trader at RBC Capital Markets. In addition, he worked in the Middle Office and in Financial Control groups at both Barclays Investment Bank and Citigroup.
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Portfolio Manager: New York.
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BS in Business Administration, Boston University.
Please Retain This Supplement for Future Reference
July 22, 2026
PROSTKR26-36